Exhibit 99.3

CHINA AGRO SCIENCES CORP
INTRODUCTION TO UNAUDITIED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

               On August 21, 2009, China Agro Sciences Corp., a corporation formed under the laws of the State of Florida (“CHAS”), China HGS Investment, Inc., a corporation formed under the laws of the State of Delaware (“HGS”) and Rising Pilot, Inc., a British Virgin Islands business company which owns 100% issued and outstanding capital stock of HGS (the “HGS Shareholder”) signed a Share Exchange Agreement.

Pursuant to the Share Exchange Agreement, the HGS Shareholder shall transfer and assign to CHAS all of the issued and outstanding capital stock of HGS to exchange for  the issuance of a total of 14,000,000 shares of CHAS’s common stock, $0.001 par value, (the “Share Exchange”).  As a result of this Share Exchange, HGS will become a wholly-owned subsidiary of CHAS.

               Prior to and in conjunction with the consummation of the Share Exchange, CHAS will spin off all of its liabilities to Dalian Holding Corp., a Florida corporation and a wholly-owned subsidiary of CHAS, which owns all the assets of CHAS. So the only material assets of CHAS following the Spin-off will be the ownership of HGS.

                In addition, the Boards of Directors of each of CHAS and HGS agree that within 30 days after the closing of the Share Exchange, CHAS shall enter into an entrusted management agreement (the “Entrusted Management Agreement”) with the management of Shaanxi Guangsha Investment and Development Group Co., Ltd. (the “Shaanxi Guangsha Investment”) and will issue to Mr. Xiaojun Zhu, CEO of Shaanxi Guangsha Investment and his management team an aggregate of 25,000,000 newly issued shares of common stock of CHAS.

In connection with the change of control contemplated by the Share Exchange, the directors and officers of CHAS will be resigning from their positions and new directors and officers will be appointed effective ten days following the filing and mailing of a Schedule 14F-1.

                The transaction will be accounted for as a reverse merger under the purchase method of accounting since there was a change of control. Accordingly, HGS will be treated as the continuing entity for accounting purposes.

The accompanying unaudited pro forma condensed consolidated balance sheet has been presented with consolidated subsidiaries at June 30, 2009. The unaudited pro forma condensed consolidated statement of operations for the nine months ended June 30, 2009 and for the year ended September 30, 2008 has been presented as if the share exchange had occurred on October 1, 2007.

The unaudited pro forma condensed consolidated financial statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

CHINA AGRO SCIENCES CORP
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2009
(UNAUDITED)

ASSETS					(1)
	CHINA AGRO	CHINA HGS			PRO
	SCIENCES CORP	INVESTMENT INC.	ADJUSTMENTS	NOTES	FORMA

Current Assets
Cash and cash equivalents	$102,631	$351,681	$(102,631)	a	$351,681
Restricted cash	-	629,617			629,617
Prepaid financial consulting expenses	29,671	-	(29,671)	a	-
Loan to outside parties, net of allowance	-	26,447			26,447
Real estate property development completed	-	8,304,460			8,304,460
Real estate property under development	-	28,941,185			28,941,185
Other receivables	-	40,552			40,552
Prepaid tax expenses	-	213,453			213,453
Advances to venders	-	5,597,760			5,597,760
Other current assets	6,661	-	(6,661)	a	-

Total current assets	138,963	44,105,155			44,105,155

Property and Equipment, Net	4,149,639	675,532	(4,149,639)	a	675,532

TOTAL ASSETS	$4,288,602	$44,780,687			$44,780,687

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Short-term loans	$-	$819,829			$819,829
Accounts payable	306,018	875,810	(306,018)	a	875,810
Other payables	-	2,554,683			2,554,683
Accrued expenses	29,052	1,795	(29,052)	a	1,795
Taxes payable	-	684,845			684,845
Due to affiliated company	703,485	-	(703,485)	a	-
Customer deposits	-	17,471,218			17,471,218

Total current liabilities	1,038,555	22,408,180			22,408,180

Long-term Debt	375,040	-	(375,040)	a	-

STOCKHOLDERS' EQUITY
Common Stock, $0.001 par value 100,000,000 shares authorized,
20,050,000 shares issued and outstanding at June 30, 2009	20,050	-	-		20,050

Common Stock, $0.001 par value, 100,000,000 shares authorized,
1,000 shares issued and outstanding as of June 30, 2009	-	1	(1)	b	-

Additional paid-in capital	3,772,900	17,677,396	(3,792,949)	a,b	17,657,347
					-
Statutory surplus	-	2,303,977			2,303,977
					-
Retained earnings (accumulated deficit)	(1,674,678)	459,030	1,674,678		459,030
					-
Accumulated other comprehensive income	756,735	1,932,103	(756,735)	a,b	1,932,103

Total stockholders' equity	2,875,007	22,372,507			22,372,507

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,288,602	$44,780,687			$44,780,687

Represents reverse acquisition showing the assets and liabilities of China HGS Investment, Inc. only.

                                                                                                              The accompanying notes are an integral part of these Pro Forma Condensed Consolidated financial statements

CHINA AGRO SCIENCES CORP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2008
(UNAUDITED)

	CHINA AGRO	CHINA HGS			PRO
	SCIENCES CORP	INVESTMENT INC.	ADJUSTMENTS	NOTES	FORMA

REVENUES	$-	$17,106,521			$17,106,521

COST OF GOODS SOLD	-	9,179,480			9,179,480

GROSS PROFIT	-	7,927,041			7,927,041

OPERATING EXPENSES
Selling expense	-	230,038			230,038
General and administrative expenses	495,782	1,476,214	(495,782)	a	1,476,214
Total operating expense	495,782	1,706,252			1,706,252

NET INCOME (LOSS) FROM OPERATIONS	(495,782)	6,220,789			6,220,789

OTHER INCOME (EXPENSE)
Interest income (expense)	(27,964)	(91,736)	27,964	a	(91,736)
Other income	36,673	-	(36,673)	a	-
Other expense	-	(53,541)			(53,541)
Total other income and (expense)	8,709	(145,277)			(145,277)

NET INCOME (LOSS) BEFORE INCOME TAXES	(487,073)	6,075,512			6,075,512

PROVISION FOR INCOME TAX	-	151,299			151,299

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES	$(487,073)	$5,924,213			$5,924,213

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustments	307,571	1,616,340	(307,571)	a	1,616,340

COMPREHENSIVE INCOME (LOSS)	$(179,502)	$7,540,553			$7,540,553

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$(0.02)	$5,924.21	(5,924)	b	$0.30

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES	20,050,000	1,000			20,050,000
                                                                                                                   The accompanying notes are an integral part of these Pro Forma Condensed Consolidated financial statements

CHINA AGRO SCIENCES CORP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED JUNE 30, 2009
(UNAUDITED)

	CHINA AGRO	CHINA HGS			PRO
	SCIENCES CORP	INVESTMENT INC.	ADJUSTMENTS	NOTES	FORMA

REVENUES	$-	$10,012,186			$10,012,186
COST OF GOODS SOLD	-	5,418,811			5,418,811

GROSS PROFIT	-	4,593,375			4,593,375

OPERATING EXPENSES
Selling expense	-	261,768			261,768
General and administrative expenses	379,071	427,738	(379,071)	a	427,738
Total operating expense	379,071	689,506			689,506

NET INCOME (LOSS) FROM OPERATIONS	(379,071)	3,903,869			3,903,869

OTHER EXPENSES
Interest income expense	(34,474)	(97,551)	34,474	a	(97,551)
Other expense	-	(310)			(310)
Total other expenses	(34,474)	(97,860)			(97,860)

NET INCOME (LOSS) BEFORE INCOME TAXES	(413,545)	3,806,008			3,806,008

PROVISION FOR INCOME TAX	-	39,463			39,463

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES	$(413,545)	$3,766,546			$3,766,546

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustments	(15,295)	1,932,061	15,295	a	1,932,061

COMPREHENSIVE INCOME	$(413,545)	$5,698,607			$5,698,607

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$(0.02)	$3,766.55	(3,767)	b	$0.28

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES	20,050,000	1,000			20,050,000
The accompanying notes are an integral part of these Pro Forma Condensed Consolidated financial statements

CHINA AGRO SCIENCES CORP
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2009 and the unaudited pro forma condensed consolidated statement of operations for the nine months ended June 30, 2009 and for the year ended September 30, 2008 to reflect the Share Exchange between CHAS and HGS:

a.	To record the spin-off of the Shell Company’s (CHAS) assets and liabilities prior to the Share Exchange;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the Share Exchange.